UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3855

Fidelity Advisor Series VIII
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1.

Reports to Stockholders

Fidelity Advisor® Emerging Markets Income Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	5.36%	3.08%	6.93%
Class M (incl. 4.00% sales charge)	5.28%	3.04%	6.91%
Class C (incl. contingent deferred sales charge)	7.97%	3.16%	6.59%
Class I	10.10%	4.23%	7.68%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Income Fund - Class A on December 31, 2007, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the J.P. Morgan Emerging Markets Bond Index Global performed over the same period.

Period Ending Values
$19,552	Fidelity Advisor® Emerging Markets Income Fund - Class A
$19,773	J.P. Morgan Emerging Markets Bond Index Global

Management's Discussion of Fund Performance

Market Recap:  Emerging-markets (EM) debt gained 9.32% in 2017, as measured by the J.P. Morgan Emerging Markets Bond Index Global. The asset class benefited from stable global economic growth that sustained investors' appetite for risk assets. The flattening of the yield curve the past year, owing to a decline in 30-year interest rates, also supported EM debt, as did a broadly weaker U.S. dollar. Several minor index components led the way, including Belize (+57%), which completed a debt restructuring, and Angola (+24%), where investors were bullish on the country's new president and his sweeping reform. Among larger index components, Mexico rose 12%. In June, the Mexican peso reached its highest level since May 2016. While the peso declined later in 2017, in October the country's central bank stepped in to prop up the currency. Brazil (+13%) advanced on several factors, including easing political tension. Conversely, Venezuela (-34%) was hurt in November after President Maduro announced the cash-strapped nation would look to restructure its debt. Already trading at a distressed level, Venezuela bonds fell even further later that month when credit-rating firms announced the nation was in default on missed interest payments on two government bonds. Elsewhere, China (+5%), a higher-quality issuer, tends to underperform when the broader EM debt market gains.

Comments from Portfolio Manager John Carlson:  For the year, the fund's share classes (excluding sales charges, if applicable) gained about 9% to 10%, roughly in line with the benchmark J.P. Morgan index. Versus the benchmark, the biggest contributors were positioning in U.S.-dollar-denominated EM sovereign and quasi-sovereign debt – core components of the portfolio. By country, an overweighting and choices in Ukraine lifted relative performance. Security selection in Mexico was another big positive. The fund also benefited from a sizable underweighting in China, which tends to underperform when the broader EM debt market gains, as was the case in 2017. Our picks in China and Indonesia added further. A sizable overweighting in Brazil was another contributor, as were our choices in Russian local-currency bonds. Conversely, our overweighting in Venezuela hurt our relative result most, given the country’s November default. The fund’s cash position of about 6%, on average, the past year was another detractor amid a strong market for EM debt. Lastly, our non-benchmark position in U.S. Treasuries, concentrated in 30-year holdings, hampered the fund's performance versus the benchmark. The fund held U.S. Treasury bonds as a duration-management tool, a liquidity store, a proxy for higher-quality EM sovereign debt and a partial hedge against the impact of market volatility. We exited this position late in the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Countries as of December 31, 2017

(excluding cash equivalents)	% of fund's net assets
Mexico	9.1
Turkey	7.0
Argentina	5.6
Brazil	5.3
Ukraine	5.3

Percentages are adjusted for the effect of futures contracts, if applicable.

Top Five Holdings as of December 31, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets
Petroleos Mexicanos	6.9
Turkish Republic	6.8
Argentine Republic	5.6
Ukraine Government	5.3
Brazilian Federative Republic	4.8
29.4

Asset Allocation (% of fund's net assets)

As of December 31, 2017
Corporate Bonds	24.2%
Government Obligations	64.3%
Stocks	1.5%
Preferred Securities	0.5%
Investment Companies	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	9.1%

Investments December 31, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 24.2%
		Principal Amount(a)	Value
Azerbaijan - 1.7%
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)		$56,820,000	$64,561,725
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		22,045,000	24,413,956

TOTAL AZERBAIJAN			88,975,681

Bahrain - 0.2%
The Oil and Gas Holding Co. 7.5% 10/25/27 (b)		11,995,000	12,282,640
Brazil - 0.1%
Caixa Economica Federal 7.25% 7/23/24 (b)(c)		2,965,000	3,016,888
British Virgin Islands - 0.3%
1MDB Global Investments Ltd. 4.4% 3/9/23		17,600,000	17,075,379
Canada - 0.2%
First Quantum Minerals Ltd. 7.25% 5/15/22 (b)		3,510,000	3,679,533
Pacific Exploration and Production Corp. 10% 11/2/21 pay-in-kind (c)		4,500,000	5,118,750

TOTAL CANADA			8,798,283

Cayman Islands - 0.6%
Alibaba Group Holding Ltd. 3.4% 12/6/27		22,710,000	22,704,277
Brazil Minas SPE 5.333% 2/15/28 (b)		6,985,000	7,072,313
Sparc Em Spc 0% 12/5/22 (b)		1,790,000	1,642,325

TOTAL CAYMAN ISLANDS			31,418,915

Costa Rica - 0.2%
Banco Nacional de Costa Rica 6.25% 11/1/23 (b)		2,755,000	2,912,035
Instituto Costarricense de Electricidad:
6.375% 5/15/43 (b)		3,400,000	3,134,868
6.95% 11/10/21 (b)		3,639,000	3,934,669

TOTAL COSTA RICA			9,981,572

Georgia - 0.8%
Georgian Oil & Gas Corp. 6.75% 4/26/21 (b)		19,962,000	21,295,601
JSC BGEO Group 6% 7/26/23 (b)		8,505,000	8,833,922
JSC Georgian Railway 7.75% 7/11/22 (b)		9,770,000	10,919,929

TOTAL GEORGIA			41,049,452

Indonesia - 1.3%
PT Pertamina Persero:
5.625% 5/20/43 (b)		6,800,000	7,397,067
6% 5/3/42 (b)		29,041,000	32,968,795
6.5% 5/27/41 (b)		23,090,000	27,765,794

TOTAL INDONESIA			68,131,656

Ireland - 1.8%
SCF Capital Ltd. 5.375% 6/16/23 (b)		9,150,000	9,471,348
Vnesheconombank Via VEB Finance PLC:
5.942% 11/21/23 (b)		14,140,000	15,363,619
6.025% 7/5/22 (b)		19,545,000	21,201,830
6.8% 11/22/25 (b)		27,000,000	30,772,548
6.902% 7/9/20 (b)		18,560,000	20,035,520

TOTAL IRELAND			96,844,865

Israel - 0.1%
Israel Electric Corp. Ltd. 7.75% 12/15/27 (Reg. S)		3,076,000	3,944,170
Kazakhstan - 1.4%
Development Bank of Kazakhstan JSC 4.125% 12/10/22 (b)		6,670,000	6,862,630
Kazagro National Management Holding JSC 4.625% 5/24/23 (b)		10,555,000	10,699,371
Kazakhstan Temir Zholy 4.85% 11/17/27 (b)		6,800,000	7,087,191
KazMunaiGaz Finance Sub BV:
3.875% 4/19/22 (b)		5,040,000	5,115,600
5.75% 4/19/47 (b)		14,725,000	15,689,488
6.375% 4/9/21 (b)		13,630,000	14,870,330
7% 5/5/20 (b)		14,135,000	15,308,205

TOTAL KAZAKHSTAN			75,632,815

Luxembourg - 0.1%
Banco BTG Pactual Luxembourg SA 5.5% 1/31/23 (b)		3,175,000	3,171,031
RSHB Capital SA 8.5% 10/16/23 (b)		2,460,000	2,760,415

TOTAL LUXEMBOURG			5,931,446

Mexico - 9.1%
Axtel S.A.B. de CV 6.375% 11/14/24 (b)		4,535,000	4,671,050
Comision Federal de Electricid:
4.75% 2/23/27 (b)		9,030,000	9,447,638
4.875% 1/15/24 (b)		10,990,000	11,718,088
Mexico City Airport Trust 5.5% 7/31/47 (b)		3,695,000	3,648,813
Pemex Project Funding Master Trust:
6.625% 6/15/35		65,325,000	69,789,311
8.625% 2/1/22		12,438,000	14,560,968
Petroleos Mexicanos:
3 month U.S. LIBOR + 3.650% 5.1861% 3/11/22 (b)(c)(d)		22,075,000	24,238,195
4.625% 9/21/23		7,340,000	7,551,025
4.875% 1/24/22		18,340,000	19,114,865
4.875% 1/18/24		5,785,000	5,992,971
5.375% 3/13/22 (b)		2,280,000	2,416,800
5.5% 1/21/21		13,345,000	14,159,045
5.5% 6/27/44		7,160,000	6,586,914
5.625% 1/23/46		14,958,000	13,843,629
6.375% 2/4/21		21,900,000	23,805,300
6.375% 1/23/45		32,210,000	32,382,324
6.5% 3/13/27 (b)		21,390,000	23,379,270
6.5% 6/2/41		100,795,000	103,667,658
6.75% 9/21/47		31,410,000	32,787,329
6.75% 9/21/47 (b)		6,110,000	6,377,924
6.875% 8/4/26		49,420,000	56,029,925
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		2,270,000	2,411,875

TOTAL MEXICO			488,580,917

Mongolia - 0.2%
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (Reg. S)		11,241,000	12,308,985
Morocco - 0.2%
OCP SA 6.875% 4/25/44 (b)		9,070,000	10,402,002
Netherlands - 0.5%
Cimpor Financial Operations BV 5.75% 7/17/24 (b)		2,725,000	2,643,250
Dilijan Finance BV 12% 7/29/20 (b)		1,980,000	2,109,839
Kazakhstan Temir Zholy Finance BV 6.95% 7/10/42 (b)		8,840,000	10,345,169
Majapahit Holding BV 7.875% 6/29/37 (Reg. S)		7,830,000	10,561,104

TOTAL NETHERLANDS			25,659,362

Nigeria - 0.1%
Zenith Bank PLC 7.375% 5/30/22 (b)		7,350,000	7,646,940
Oman - 0.2%
Oman Sovereign Sukuk SAOC 4.397% 6/1/24 (b)		11,475,000	11,458,797
Peru - 0.3%
Petroleos Del Peru Petroperu SA:
4.75% 6/19/32 (b)		6,795,000	6,871,444
5.625% 6/19/47 (b)		9,060,000	9,513,000

TOTAL PERU			16,384,444

Singapore - 0.0%
Indika Energy Capital III Pte. Ltd. 5.875% 11/9/24 (b)		2,635,000	2,644,881
South Africa - 0.7%
Eskom Holdings SOC Ltd.:
5.75% 1/26/21 (Reg. S)		12,600,000	12,467,448
6.75% 8/6/23 (b)		10,360,000	10,545,527
7.125% 2/11/25 (b)		7,015,000	7,165,177
TransCanada PipeLines Ltd. 4% 7/26/22 (b)		5,075,000	4,966,943

TOTAL SOUTH AFRICA			35,145,095

Sri Lanka - 0.1%
National Savings Bank 8.875% 9/18/18 (b)		2,625,000	2,709,000
Trinidad & Tobago - 0.3%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (b)		16,895,000	17,993,175
Tunisia - 0.2%
Banque Centrale de Tunisie 5.75% 1/30/25 (b)		12,955,000	12,913,699
Turkey - 0.1%
Export Credit Bank of Turkey 5% 9/23/21 (b)		3,420,000	3,463,119
Turkiye Ihracat Kredi Bankasi A/S 5.375% 10/24/23 (b)		4,475,000	4,522,211

TOTAL TURKEY			7,985,330

United Arab Emirates - 0.4%
Abu Dhabi Crude Oil Pipeline 4.6% 11/2/47 (b)		7,670,000	7,888,825
Dolphin Energy Ltd. 5.5% 12/15/21 (b)		12,765,000	13,845,379

TOTAL UNITED ARAB EMIRATES			21,734,204

United Kingdom - 0.9%
Biz Finance PLC:
9.625% 4/27/22 (b)		34,485,000	36,823,083
9.75% 1/22/25 (b)		3,000,000	3,240,000
Oschadbank Via SSB #1 PLC:
9.375% 3/10/23 (b)		2,955,000	3,154,699
9.625% 3/20/25 (b)		2,310,000	2,480,617

TOTAL UNITED KINGDOM			45,698,399

United States of America - 0.1%
Azul Investments LLP 5.875% 10/26/24 (b)		5,360,000	5,313,100
Brazil Loan Trust 1 5.477% 7/24/23 (b)		2,423,408	2,526,403

TOTAL UNITED STATES OF AMERICA			7,839,503

Venezuela - 2.0%
Petroleos de Venezuela SA:
5.375% 4/12/27		79,600,000	18,507,000
5.5% 4/12/37		95,785,000	22,748,938
6% 5/16/24(b)(e)		79,495,000	17,912,608
6% 11/15/26 (Reg. S)(e)		98,980,000	21,676,620
8.5% 10/27/20 (Reg. S)		18,753,750	15,284,306
9% 11/17/21 (Reg. S)(e)		16,225,000	4,502,438
9.75% 5/17/35(b)(e)		16,975,000	4,557,788
12.75% 2/17/22 (b)		11,435,000	3,172,069

TOTAL VENEZUELA			108,361,767

TOTAL NONCONVERTIBLE BONDS
(Cost $1,331,921,140)			1,298,550,262

Government Obligations - 64.3%
Angola - 0.1%
Angola Republic 9.5% 11/12/25 (b)		4,865,000	5,602,933
Argentina - 5.6%
Argentine Republic:
6.625% 7/6/28		9,905,000	10,623,113
6.875% 1/26/27		79,250,000	86,580,625
7.125% 7/6/36		14,995,000	16,247,083
7.125% 6/28/2117 (b)		33,535,000	34,557,818
7.5% 4/22/26		94,025,000	106,450,387
7.82% 12/31/33	EUR	9,467,593	13,270,392
8.28% 12/31/33		29,435,788	34,704,794

TOTAL ARGENTINA			302,434,212

Armenia - 0.6%
Republic of Armenia:
6% 9/30/20 (b)		19,100,000	20,268,538
7.15% 3/26/25 (b)		9,465,000	10,786,125

TOTAL ARMENIA			31,054,663

Bahamas (Nassau) - 0.1%
Bahamian Republic 6% 11/21/28 (b)		6,920,000	7,196,800
Barbados - 0.2%
Barbados Government 7% 8/4/22 (b)		13,019,000	10,996,108
Belarus - 0.5%
Belarus Republic:
6.875% 2/28/23 (b)		11,560,000	12,433,705
7.625% 6/29/27 (b)		10,980,000	12,242,700

TOTAL BELARUS			24,676,405

Bolivia - 0.3%
Plurinational State of Bolivia 4.5% 3/20/28 (b)		19,020,000	18,449,400
Brazil - 4.8%
Brazilian Federative Republic:
4.25% 1/7/25		22,960,000	23,350,320
4.625% 1/13/28		20,526,000	20,618,367
5% 1/27/45		19,355,000	18,038,860
5.625% 1/7/41		16,205,000	16,553,408
5.625% 2/21/47		9,775,000	9,985,163
6% 4/7/26		36,610,000	40,911,675
7.125% 1/20/37		17,195,000	20,719,975
8.25% 1/20/34		41,000,000	53,710,000
10% 1/1/21	BRL	112,580,000	34,956,784
10.125% 5/15/27		6,670,000	9,488,075
12.25% 3/6/30		6,915,000	11,519,699

TOTAL BRAZIL			259,852,326

Cameroon - 0.4%
Cameroon Republic 9.5% 11/19/25 (b)		19,385,000	23,262,000
Colombia - 0.6%
Colombian Republic 7.375% 9/18/37		22,945,000	30,998,695
Costa Rica - 0.3%
Costa Rican Republic:
5.625% 4/30/43 (b)		4,500,000	3,969,495
7% 4/4/44 (b)		5,825,000	6,013,148
7.158% 3/12/45 (b)		4,845,000	5,087,250

TOTAL COSTA RICA			15,069,893

Croatia - 0.3%
Croatia Republic:
5.5% 4/4/23 (b)		4,890,000	5,391,225
6% 1/26/24 (b)		9,135,000	10,414,631

TOTAL CROATIA			15,805,856

Dominican Republic - 1.5%
Dominican Republic:
5.5% 1/27/25 (b)		8,000,000	8,470,000
5.875% 4/18/24 (b)		5,170,000	5,566,125
5.95% 1/25/27 (b)		20,645,000	22,296,600
6.6% 1/28/24 (b)		4,625,000	5,185,781
6.85% 1/27/45 (b)		11,990,000	13,467,768
6.875% 1/29/26 (b)		14,690,000	16,769,516
7.45% 4/30/44 (b)		9,495,000	11,322,788

TOTAL DOMINICAN REPUBLIC			83,078,578

Ecuador - 1.6%
Ecuador Republic:
7.95% 6/20/24 (b)		15,525,000	16,495,313
8.75% 6/2/23 (b)		7,590,000	8,396,438
8.875% 10/23/27 (b)		14,355,000	15,790,500
9.625% 6/2/27 (b)		5,415,000	6,200,175
9.65% 12/13/26 (b)		12,825,000	14,716,688
10.5% 3/24/20 (b)		9,540,000	10,541,700
10.75% 3/28/22 (b)		12,175,000	14,229,531

TOTAL ECUADOR			86,370,345

Egypt - 2.0%
Arab Republic of Egypt:
yield at date of purchase 0% 5/8/18(f)	EGP	90,550,000	4,776,742
5.875% 6/11/25 (b)		11,590,000	11,699,363
6.125% 1/31/22 (b)		20,030,000	20,952,382
6.875% 4/30/40 (b)		3,170,000	3,193,363
7.5% 1/31/27 (b)		24,085,000	26,621,102
8.5% 1/31/47 (b)		36,385,000	41,773,619

TOTAL EGYPT			109,016,571

El Salvador - 1.4%
El Salvador Republic:
5.875% 1/30/25 (Reg.S)		7,722,000	7,760,610
6.375% 1/18/27 (b)		7,095,000	7,219,163
7.375% 12/1/19		7,195,000	7,608,713
7.625% 2/1/41 (b)		9,995,000	10,844,575
7.65% 6/15/35 (Reg. S)		18,070,000	19,586,254
7.75% 1/24/23 (Reg. S)		2,995,000	3,285,126
8.25% 4/10/32 (Reg. S)		1,930,000	2,216,798
8.625% 2/28/29 (b)		12,375,000	14,478,750

TOTAL EL SALVADOR			72,999,989

Ethiopia - 0.3%
Federal Democratic Republic of Ethiopia 6.625% 12/11/24 (b)		15,525,000	16,262,438
Gabon - 0.4%
Gabonese Republic:
6.375% 12/12/24 (b)		9,835,000	9,968,677
6.95% 6/16/25 (b)		13,125,000	13,604,850

TOTAL GABON			23,573,527

Ghana - 1.7%
Ghana Republic:
7.875% 8/7/23 (Reg.S)		23,045,000	25,305,715
8.125% 1/18/26 (b)		11,750,000	13,055,190
9.25% 9/15/22 (b)		22,235,000	25,187,808
10.75% 10/14/30 (b)		18,875,000	25,964,073

TOTAL GHANA			89,512,786

Greece - 0.3%
Greek Government 4.375% 8/1/22 (b)	EUR	11,520,000	14,334,581
Guatemala - 0.4%
Guatemalan Republic:
4.375% 6/5/27(b)		12,290,000	12,259,275
4.5% 5/3/26 (b)		6,800,000	6,868,068
4.875% 2/13/28 (b)		4,615,000	4,763,188

TOTAL GUATEMALA			23,890,531

Honduras - 0.3%
Republic of Honduras 6.25% 1/19/27		16,945,000	18,082,010
Indonesia - 3.4%
Indonesian Republic:
3.5% 1/11/28		11,340,000	11,301,126
3.85% 7/18/27 (b)		17,880,000	18,338,980
4.35% 1/11/48		18,145,000	18,408,683
4.75% 1/8/26 (b)		5,660,000	6,148,696
4.75% 7/18/47 (b)		8,190,000	8,731,171
5.875% 1/15/24 (b)		7,205,000	8,192,863
6.625% 2/17/37		12,975,000	16,602,589
7% 5/15/22	IDR	199,338,000,000	15,280,009
7.75% 1/17/38 (b)		21,030,000	30,075,087
8.375% 9/15/26	IDR	191,897,000,000	15,980,568
8.5% 10/12/35 (b)		23,090,000	34,599,649

TOTAL INDONESIA			183,659,421

Iraq - 1.2%
Republic of Iraq:
5.8% 1/15/28 (Reg. S)		53,665,000	51,762,039
6.752% 3/9/23 (b)		13,285,000	13,584,975

TOTAL IRAQ			65,347,014

Ivory Coast - 0.7%
Ivory Coast:
5.75% 12/31/32		17,920,050	17,882,705
6.125% 6/15/33 (b)		13,085,000	13,312,679
6.375% 3/3/28 (b)		7,540,000	7,966,161

TOTAL IVORY COAST			39,161,545

Jamaica - 0.6%
Jamaican Government:
6.75% 4/28/28		11,595,000	13,131,338
7.625% 7/9/25		5,345,000	6,324,044
7.875% 7/28/45		1,980,000	2,410,650
8% 3/15/39		6,405,000	7,850,673

TOTAL JAMAICA			29,716,705

Jordan - 1.5%
Jordanian Kingdom:
5.75% 1/31/27 (b)		19,655,000	19,497,760
6.125% 1/29/26 (b)		19,480,000	20,040,050
7.375% 10/10/47 (b)		37,935,000	39,523,111

TOTAL JORDAN			79,060,921

Kenya - 0.3%
Republic of Kenya 6.875% 6/24/24 (b)		14,895,000	15,847,684
Kuwait - 1.0%
State of Kuwait 3.5% 3/20/27 (b)		51,840,000	52,649,326
Lebanon - 4.7%
Lebanese Republic:
5.15% 6/12/18		59,975,000	59,813,667
5.15% 11/12/18		16,565,000	16,492,445
5.45% 11/28/19		50,110,000	49,714,131
6% 5/20/19		31,360,000	31,423,849
6% 1/27/23		4,565,000	4,372,266
6.1% 10/4/22		33,100,000	32,167,043
6.375% 3/9/20		8,185,000	8,178,337
6.6% 11/27/26		15,015,000	14,301,788
6.65% 2/26/30 (Reg. S)		14,443,000	13,296,572
6.75% 11/29/27 (Reg. S)		6,300,000	6,003,421
7.05% 11/2/35(Reg. S)		4,040,000	3,753,160
8.25% 4/12/21 (Reg.S)		13,105,000	13,648,858

TOTAL LEBANON			253,165,537

Mongolia - 0.4%
Mongolia Government 5.625% 5/1/23 (b)		7,075,000	7,138,215
Mongolian People's Republic:
8.75% 3/9/24 (b)		8,070,000	9,293,170
10.875% 4/6/21 (b)		3,095,000	3,634,208

TOTAL MONGOLIA			20,065,593

Namibia - 0.2%
Republic of Namibia 5.25% 10/29/25 (b)		9,695,000	9,878,236
Nigeria - 1.1%
Republic of Nigeria:
yield at date of purchase 18.4401% to 19.3497% 3/22/18 to 5/3/18	NGN	6,573,445,000	17,531,006
6.5% 11/28/27 (b)		18,045,000	18,803,323
7.625% 11/28/47 (b)		12,050,000	12,923,239
7.875% 2/16/32 (b)		10,550,000	11,915,170

TOTAL NIGERIA			61,172,738

Oman - 1.1%
Sultanate of Oman:
4.75% 6/15/26 (b)		11,855,000	11,506,321
5.375% 3/8/27 (b)		12,815,000	12,927,054
6.5% 3/8/47 (b)		32,410,000	32,456,995

TOTAL OMAN			56,890,370

Pakistan - 0.7%
Islamic Republic of Pakistan:
6.875% 12/5/27 (b)		11,355,000	11,384,818
7.25% 4/15/19 (b)		5,445,000	5,636,713
8.25% 4/15/24 (b)		12,645,000	13,942,200
8.25% 9/30/25 (b)		6,835,000	7,587,629

TOTAL PAKISTAN			38,551,360

Panama - 0.4%
Panamanian Republic:
8.875% 9/30/27		5,299,000	7,683,550
9.375% 4/1/29		7,320,000	11,089,800

TOTAL PANAMA			18,773,350

Paraguay - 0.4%
Republic of Paraguay:
4.7% 3/27/27 (b)		6,535,000	6,845,413
5% 4/15/26 (b)		4,605,000	4,950,375
6.1% 8/11/44 (b)		7,165,000	8,168,100

TOTAL PARAGUAY			19,963,888

Qatar - 0.5%
State of Qatar:
2.375% 6/2/21		16,080,000	15,782,520
9.75% 6/15/30 (Reg. S)		8,650,000	13,433,450

TOTAL QATAR			29,215,970

Russia - 2.9%
Ministry of Finance Russian Federation:
4.75% 5/27/26 (b)		17,200,000	18,240,462
4.75% 5/27/26		9,400,000	9,968,625
Russian Federation:
4.25% 6/23/27 (b)		22,600,000	23,266,700
5.25% 6/23/47 (b)		54,800,000	57,337,240
5.625% 4/4/42 (b)		17,905,000	20,053,600
12.75% 6/24/28 (Reg. S)		14,894,000	25,841,090

TOTAL RUSSIA			154,707,717

Rwanda - 0.2%
Rwanda Republic 6.625% 5/2/23 (b)		12,715,000	13,305,866
Saudi Arabia - 2.1%
Saudi Arabia Kingdom of:
3.625% 3/4/28 (b)		30,275,000	30,002,525
4.5% 10/26/46 (b)		80,260,000	80,099,480

TOTAL SAUDI ARABIA			110,102,005

Senegal - 0.3%
Republic of Senegal:
6.25% 7/30/24 (b)		2,415,000	2,606,553
6.25% 5/23/33 (b)		6,705,000	7,076,832
8.75% 5/13/21 (b)		5,565,000	6,414,776

TOTAL SENEGAL			16,098,161

South Africa - 1.5%
South African Republic:
4.3% 10/12/28		25,755,000	24,847,136
5.375% 7/24/44		6,890,000	6,901,713
5.875% 9/16/25		10,890,000	11,852,807
10.5% 12/21/26	ZAR	394,755,000	35,635,632

TOTAL SOUTH AFRICA			79,237,288

Sri Lanka - 1.1%
Democratic Socialist Republic of Sri Lanka:
5.875% 7/25/22 (b)		3,225,000	3,399,860
6.2% 5/11/27 (b)		22,625,000	23,887,905
6.25% 7/27/21 (b)		4,475,000	4,761,284
6.825% 7/18/26 (b)		6,000,000	6,601,896
6.85% 11/3/25 (b)		16,750,000	18,479,320

TOTAL SRI LANKA			57,130,265

Suriname - 0.4%
Republic of Suriname 9.25% 10/26/26 (b)		18,530,000	19,919,750
Tajikistan - 0.2%
Tajikistan Republic 7.125% 9/14/27 (b)		9,830,000	9,408,096
Turkey - 6.9%
Turkish Republic:
4.25% 4/14/26		4,560,000	4,346,556
4.875% 10/9/26		23,995,000	23,666,652
5.125% 3/25/22		19,460,000	20,170,290
5.625% 3/30/21		24,240,000	25,514,976
5.75% 3/22/24		13,855,000	14,661,139
5.75% 5/11/47		20,915,000	20,392,125
6% 3/25/27		48,600,000	51,745,198
6% 1/14/41		23,220,000	23,470,172
6.25% 9/26/22		32,130,000	34,867,540
6.75% 5/30/40		13,430,000	14,777,969
6.875% 3/17/36		43,035,000	47,962,680
7% 6/5/20		18,820,000	20,303,392
7.25% 3/5/38		12,205,000	14,173,520
7.375% 2/5/25		22,385,000	25,777,223
8% 2/14/34		9,740,000	12,006,673
11.875% 1/15/30		8,075,000	12,695,289
Turkiye Ihracat Kredi Bankasi A/S 5.375% 2/8/21 (b)		6,525,000	6,672,739

TOTAL TURKEY			373,204,133

Ukraine - 5.3%
Ukraine Government:
0% 5/31/40(b)(c)		36,495,000	20,079,403
7.375% 9/25/32 (b)		26,883,000	26,422,978
7.75% 9/1/20 (b)		40,167,000	42,533,559
7.75% 9/1/21 (b)		49,522,000	52,713,198
7.75% 9/1/22 (b)		35,367,000	37,603,255
7.75% 9/1/23 (b)		7,322,000	7,767,178
7.75% 9/1/24 (b)		49,917,000	52,527,659
7.75% 9/1/25 (b)		9,662,000	10,077,659
7.75% 9/1/26 (b)		24,842,000	25,650,359
7.75% 9/1/27 (b)		9,792,000	10,107,851

TOTAL UKRAINE			285,483,099

Uruguay - 0.4%
Uruguay Republic:
7.625% 3/21/36		4,540,000	6,468,592
7.875% 1/15/33 pay-in-kind		5,545,000	7,943,213
8.5% 3/15/28 (b)	UYU	78,745,000	2,740,030
9.875% 6/20/22 (b)	UYU	96,445,000	3,547,402

TOTAL URUGUAY			20,699,237

Venezuela - 0.7%
Venezuelan Republic:
oil recovery warrants 4/15/20 (f)(g)		211,320	528,300
6% 12/9/20		9,510,000	2,115,975
7% 3/31/38		8,645,000	1,772,225
7.65% 4/21/25(e)		15,995,000	3,199,000
7.75% 10/13/19 (Reg. S)(e)		13,260,000	2,983,500
8.25% 10/13/24(e)		14,155,000	2,831,000
9% 5/7/23 (Reg. S)(e)		15,080,000	3,091,400
9.25% 9/15/27		24,050,000	5,170,750
9.25% 5/7/28 (Reg. S)(e)		24,655,000	4,992,638
9.375% 1/13/34		10,515,000	2,129,288
11.75% 10/21/26 (Reg. S)(e)		14,165,000	3,080,888
11.95% 8/5/31 (Reg. S)		18,410,000	3,682,000
12.75% 8/23/22		8,195,000	1,761,925

TOTAL VENEZUELA			37,338,889

Vietnam - 0.1%
Vietnamese Socialist Republic 4.8% 11/19/24 (b)		5,440,000	5,802,065
Zambia - 0.3%
Republic of Zambia:
5.375% 9/20/22 (b)		3,870,000	3,775,417
8.5% 4/14/24 (b)		6,585,000	7,271,947
8.97% 7/30/27 (b)		6,215,000	6,984,516

TOTAL ZAMBIA			18,031,880

TOTAL GOVERNMENT OBLIGATIONS
(Cost $3,344,816,181)			3,456,108,756
		Shares	Value

Common Stocks - 1.4%
Cayman Islands - 0.9%
Alibaba Group Holding Ltd. sponsored ADR (h)		171,300	29,537,259
Baidu.com, Inc. sponsored ADR (h)		34,300	8,033,403
JD.com, Inc. sponsored ADR (h)		193,400	8,010,628
Tencent Holdings Ltd.		104,100	5,388,003

TOTAL CAYMAN ISLANDS			50,969,293

China - 0.5%
BOE Technology Group Co. Ltd. Class A		2,811,900	2,502,194
Hangzhou Hikvision Digital Technology Co. Ltd. Class A		475,300	2,848,885
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)		260,156	2,758,034
Midea Group Co. Ltd. Class A		342,900	2,921,157
NavInfo Co. Ltd. Class A		682,400	2,767,712
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. Class A		439,000	3,002,390
Venustech Group, Inc. Class A		676,500	2,427,712
Westone Information Industry, Inc. Class A		672,700	2,379,958
ZTE Corp. (H Shares) (h)		778,800	2,925,665

TOTAL CHINA			24,533,707

TOTAL COMMON STOCKS
(Cost $69,129,653)			75,503,000

Nonconvertible Preferred Stocks - 0.1%
Brazil - 0.1%
Itau Unibanco Holding SA sponsored ADR		399,300	5,190,900
Petroleo Brasileiro SA - Petrobras sponsored ADR (h)		261,600	2,691,864
TOTAL BRAZIL
(Cost $7,945,258)			7,882,764

Investment Companies - 0.4%
United States of America - 0.4%
iShares MSCI Brazil Index ETF		333,100	13,473,895
iShares MSCI Mexico Index ETF		110,600	5,451,474
TOTAL UNITED STATES OF AMERICA
(Cost $18,775,416)			18,925,369
		Principal Amount(a)	Value

Preferred Securities - 0.5%
Brazil - 0.3%
Itau Unibanco Holding SA 6.125% (b)(c)(i)		16,825,000	16,876,323
British Virgin Islands - 0.2%
Cnrc Capitale Ltd. 3.9% (Reg. S) (c)(i)		2,725,000	2,705,593
Dianjian Haixing Ltd. 4.05% (Reg. S) (c)(i)		2,720,000	2,734,446
Dianjian Haiyu Ltd. 3.5%(Reg. S) (c)(i)		3,170,000	3,123,185
Sinochem Global Capital Co. Ltd. 5% (b)(c)(i)		3,040,000	3,114,745

TOTAL BRITISH VIRGIN ISLANDS			11,677,969

TOTAL PREFERRED SECURITIES
(Cost $28,427,061)			28,554,292
		Shares	Value

Money Market Funds - 8.3%
Fidelity Cash Central Fund, 1.36% (j)		445,609,637	445,698,759
Fidelity Securities Lending Cash Central Fund 1.36% (j)(k)		1,375	1,376
TOTAL MONEY MARKET FUNDS
(Cost $445,678,786)			445,700,135
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $5,246,693,495)			5,331,224,578
NET OTHER ASSETS (LIABILITIES) - 0.8%			44,419,395
NET ASSETS - 100%			$5,375,643,973

Currency Abbreviations

BRL – Brazilian real

EGP – Egyptian pound

EUR – European Monetary Unit

IDR – Indonesian rupiah

NGN – Nigerian naira

UYU – Uruguay peso

ZAR – South African rand

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,504,354,815 or 46.6% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Non-income producing - Security is in default.

 (f) Level 3 security

 (g) Quantity represents share amount.

 (h) Non-income producing

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,673,100
Fidelity Securities Lending Cash Central Fund	64,836
Total	$3,737,936

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$13,699,497	$13,699,497	$--	$--
Energy	2,691,864	2,691,864	--	--
Financials	5,190,900	5,190,900	--	--
Health Care	5,760,424	5,760,424	--	--
Information Technology	56,043,079	50,655,076	5,388,003	--
Corporate Bonds	1,298,550,262	--	1,298,550,262	--
Government Obligations	3,456,108,756	--	3,450,803,714	5,305,042
Investment Companies	18,925,369	18,925,369	--	--
Preferred Securities	28,554,292	--	28,554,292	--
Money Market Funds	445,700,135	445,700,135	--	--
Total Investments in Securities:	$5,331,224,578	$542,623,265	$4,783,296,271	$5,305,042

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	4.4%
BBB	19.8%
BB	21.4%
B	26.3%
CCC,CC,C	9.7%
D	1.5%
Not Rated	5.9%
Equities	1.9%
Short-Term Investments and Net Other Assets	9.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,801,014,709)	$4,885,524,443
Fidelity Central Funds (cost $445,678,786)	445,700,135
Total Investment in Securities (cost $5,246,693,495)		$5,331,224,578
Receivable for investments sold		13,461,705
Receivable for fund shares sold		6,336,747
Dividends receivable		33,791
Interest receivable		90,026,583
Distributions receivable from Fidelity Central Funds		493,615
Prepaid expenses		8,636
Other receivables		338
Total assets		5,441,585,993
Liabilities
Payable for investments purchased	$37,592,105
Payable for fund shares redeemed	12,126,387
Distributions payable	12,280,871
Accrued management fee	2,916,018
Distribution and service plan fees payable	153,034
Other affiliated payables	641,613
Other payables and accrued expenses	231,992
Total liabilities		65,942,020
Net Assets		$5,375,643,973
Net Assets consist of:
Paid in capital		$5,234,289,049
Undistributed net investment income		39,996,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,858,221
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		84,500,055
Net Assets		$5,375,643,973
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($199,885,759 ÷ 14,001,063 shares)		$14.28
Maximum offering price per share (100/96.00 of $14.28)		$14.88
Class M:
Net Asset Value and redemption price per share ($71,053,253 ÷ 4,998,555 shares)		$14.21
Maximum offering price per share (100/96.00 of $14.21)		$14.80
Class C:
Net Asset Value and offering price per share ($116,841,589 ÷ 8,120,570 shares)(a)		$14.39
Class I:
Net Asset Value, offering price and redemption price per share ($4,987,863,372 ÷ 356,298,917 shares)		$14.00

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$1,778,890
Interest		311,807,112
Income from Fidelity Central Funds		3,737,936
Income before foreign taxes withheld		317,323,938
Less foreign taxes withheld		(11,737)
Total income		317,312,201
Expenses
Management fee	$32,433,905
Transfer agent fees	6,159,727
Distribution and service plan fees	1,806,068
Accounting and security lending fees	1,171,677
Custodian fees and expenses	172,487
Independent trustees' fees and expenses	19,188
Registration fees	380,973
Audit	109,756
Legal	12,160
Miscellaneous	54,429
Total expenses before reductions	42,320,370
Expense reductions	(43,783)	42,276,587
Net investment income (loss)		275,035,614
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,233)	51,507,497
Fidelity Central Funds	8,478
Foreign currency transactions	5,281
Total net realized gain (loss)		51,521,256
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	125,897,690
Fidelity Central Funds	(5,943)
Assets and liabilities in foreign currencies	(88,396)
Total change in net unrealized appreciation (depreciation)		125,803,351
Net gain (loss)		177,324,607
Net increase (decrease) in net assets resulting from operations		$452,360,221

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$275,035,614	$232,774,374
Net realized gain (loss)	51,521,256	33,195,507
Change in net unrealized appreciation (depreciation)	125,803,351	201,966,084
Net increase (decrease) in net assets resulting from operations	452,360,221	467,935,965
Distributions to shareholders from net investment income	(264,681,371)	(203,120,749)
Distributions to shareholders from net realized gain	(32,019,865)	(23,607,475)
Total distributions	(296,701,236)	(226,728,224)
Share transactions - net increase (decrease)	1,046,398,950	780,211,915
Redemption fees	503,744	336,095
Total increase (decrease) in net assets	1,202,561,679	1,021,755,751
Net Assets
Beginning of period	4,173,082,294	3,151,326,543
End of period	$5,375,643,973	$4,173,082,294
Other Information
Undistributed net investment income end of period	$39,996,648	$39,084,887

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Emerging Markets Income Fund Class A

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.77	$12.76	$13.43	$13.60	$15.30
Income from Investment Operations
Net investment income (loss)A	.761	.825	.746	.690	.639
Net realized and unrealized gain (loss)	.560	.978	(.783)	(.133)	(1.670)
Total from investment operations	1.321	1.803	(.037)	.557	(1.031)
Distributions from net investment income	(.727)	(.717)	(.635)	(.602)	(.577)
Distributions from net realized gain	(.085)	(.077)	–	(.127)	(.095)
Total distributions	(.812)	(.794)	(.635)	(.729)	(.672)
Redemption fees added to paid in capitalA	.001	.001	.002	.002	.003
Net asset value, end of period	$14.28	$13.77	$12.76	$13.43	$13.60
Total ReturnB,C	9.74%	14.39%	(.34)%	4.01%	(6.83)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.13%	1.14%	1.16%	1.16%	1.17%
Expenses net of fee waivers, if any	1.12%	1.14%	1.16%	1.16%	1.17%
Expenses net of all reductions	1.12%	1.13%	1.15%	1.16%	1.17%
Net investment income (loss)	5.31%	6.08%	5.60%	4.88%	4.45%
Supplemental Data
Net assets, end of period (000 omitted)	$199,886	$236,324	$238,065	$289,083	$348,952
Portfolio turnover rateF	57%	80%	105%	143%	138%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Income Fund Class M

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.71	$12.70	$13.37	$13.54	$15.24
Income from Investment Operations
Net investment income (loss)A	.754	.815	.736	.681	.635
Net realized and unrealized gain (loss)	.552	.979	(.781)	(.130)	(1.668)
Total from investment operations	1.306	1.794	(.045)	.551	(1.033)
Distributions from net investment income	(.722)	(.708)	(.627)	(.596)	(.575)
Distributions from net realized gain	(.085)	(.077)	–	(.127)	(.095)
Total distributions	(.807)	(.785)	(.627)	(.723)	(.670)
Redemption fees added to paid in capitalA	.001	.001	.002	.002	.003
Net asset value, end of period	$14.21	$13.71	$12.70	$13.37	$13.54
Total ReturnB,C	9.67%	14.38%	(.40)%	3.99%	(6.87)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.15%	1.18%	1.20%	1.20%	1.19%
Expenses net of fee waivers, if any	1.14%	1.18%	1.20%	1.20%	1.19%
Expenses net of all reductions	1.14%	1.18%	1.20%	1.19%	1.19%
Net investment income (loss)	5.29%	6.04%	5.56%	4.85%	4.44%
Supplemental Data
Net assets, end of period (000 omitted)	$71,053	$79,513	$78,114	$87,301	$89,378
Portfolio turnover rateF	57%	80%	105%	143%	138%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Income Fund Class C

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.87	$12.86	$13.52	$13.70	$15.40
Income from Investment Operations
Net investment income (loss)A	.658	.728	.651	.588	.536
Net realized and unrealized gain (loss)	.571	.977	(.774)	(.147)	(1.675)
Total from investment operations	1.229	1.705	(.123)	.441	(1.139)
Distributions from net investment income	(.625)	(.619)	(.539)	(.496)	(.469)
Distributions from net realized gain	(.085)	(.077)	–	(.127)	(.095)
Total distributions	(.710)	(.696)	(.539)	(.623)	(.564)
Redemption fees added to paid in capitalA	.001	.001	.002	.002	.003
Net asset value, end of period	$14.39	$13.87	$12.86	$13.52	$13.70
Total ReturnB,C	8.97%	13.47%	(.97)%	3.14%	(7.48)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.87%	1.89%	1.91%	1.91%	1.92%
Expenses net of fee waivers, if any	1.87%	1.89%	1.91%	1.91%	1.92%
Expenses net of all reductions	1.87%	1.89%	1.90%	1.91%	1.92%
Net investment income (loss)	4.56%	5.33%	4.85%	4.13%	3.71%
Supplemental Data
Net assets, end of period (000 omitted)	$116,842	$101,193	$98,757	$130,015	$151,747
Portfolio turnover rateF	57%	80%	105%	143%	138%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Income Fund Class I

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.50	$12.51	$13.17	$13.35	$15.03
Income from Investment Operations
Net investment income (loss)A	.788	.850	.766	.713	.663
Net realized and unrealized gain (loss)	.553	.959	(.768)	(.132)	(1.633)
Total from investment operations	1.341	1.809	(.002)	.581	(.970)
Distributions from net investment income	(.757)	(.743)	(.660)	(.636)	(.618)
Distributions from net realized gain	(.085)	(.077)	–	(.127)	(.095)
Total distributions	(.842)	(.820)	(.660)	(.763)	(.713)
Redemption fees added to paid in capitalA	.001	.001	.002	.002	.003
Net asset value, end of period	$14.00	$13.50	$12.51	$13.17	$13.35
Total ReturnB	10.10%	14.74%	(.07)%	4.27%	(6.54)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.82%	.84%	.87%	.89%	.89%
Expenses net of fee waivers, if any	.82%	.84%	.87%	.89%	.89%
Expenses net of all reductions	.82%	.83%	.86%	.88%	.89%
Net investment income (loss)	5.62%	6.38%	5.89%	5.16%	4.74%
Supplemental Data
Net assets, end of period (000 omitted)	$4,987,863	$3,756,052	$2,732,680	$2,136,089	$1,495,712
Portfolio turnover rateE	57%	80%	105%	143%	138%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Advisor Emerging Markets Income Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$279,111,407
Gross unrealized depreciation	(157,351,416)
Net unrealized appreciation (depreciation)	$121,759,991
Tax Cost	$5,209,464,587

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,447,813
Undistributed long-term capital gain	$14,178,404
Net unrealized appreciation (depreciation) on securities and other investments	$121,728,963

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$286,906,924	$ 203,120,749
Long-term Capital Gains	9,794,312	23,607,475
Total	$296,701,236	$ 226,728,224

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,945,771,782 and $2,138,234,975, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$520,835	$–
Class M	-%	.25%	189,897	–
Class C	.75%	.25%	1,095,336	163,843
			$1,806,068	$163,843

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$39,531
Class M	5,541
Class C(a)	11,553
$56,625

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$372,628.18
Class M	150,802.20
Class C	190,366.17
Class I	5,445,931.12
	$6,159,727

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $633 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,813 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $64,836. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $18,870.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $24,913.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Class A	$10,587,406	$13,406,987
Class M	3,852,981	4,172,153
Class B	–	77,237
Class C	4,758,685	4,602,578
Class I	245,482,299	180,861,794
Total	$264,681,371	$203,120,749
From net realized gain
Class A	$1,214,463	$1,402,334
Class M	408,362	447,040
Class C	679,029	563,333
Class I	29,718,011	21,194,768
Total	$32,019,865	$23,607,475

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Class A
Shares sold	5,123,997	6,850,648	$73,245,395	$92,442,812
Reinvestment of distributions	800,977	1,039,428	11,461,028	14,127,179
Shares redeemed	(9,089,562)	(9,382,201)	(129,399,212)	(127,169,706)
Net increase (decrease)	(3,164,588)	(1,492,125)	$(44,692,789)	$(20,599,715)
Class M
Shares sold	1,639,762	980,582	$23,219,427	$13,402,207
Reinvestment of distributions	285,338	320,467	4,065,106	4,334,814
Shares redeemed	(2,726,897)	(1,649,229)	(39,041,858)	(22,176,771)
Net increase (decrease)	(801,797)	(348,180)	$(11,757,325)	$(4,439,750)
Class B
Shares sold	–	2,123	$–	$28,937
Reinvestment of distributions	–	4,700	–	61,972
Shares redeemed	–	(294,005)	–	(4,010,487)
Net increase (decrease)	–	(287,182)	$–	$(3,919,578)
Class C
Shares sold	2,039,274	1,151,875	$29,444,292	$15,959,770
Reinvestment of distributions	353,325	340,783	5,096,703	4,664,662
Shares redeemed	(1,565,645)	(1,880,112)	(22,576,093)	(25,622,380)
Net increase (decrease)	826,954	(387,454)	$11,964,902	$(4,997,948)
Class I
Shares sold	141,238,325	110,030,439	$1,979,634,226	$1,479,387,095
Reinvestment of distributions	7,459,000	5,904,621	104,766,923	78,847,213
Shares redeemed	(70,568,800)	(56,118,643)	(993,516,987)	(744,065,402)
Net increase (decrease)	78,128,525	59,816,417	$1,090,884,162	$814,168,906

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 53% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Emerging Markets Income Fund (one of the funds constituting Fidelity Advisor Series VIII, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel overseas 145 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Class A	1.11%
Actual		$1,000.00	$1,031.00	$5.68
Hypothetical-C		$1,000.00	$1,019.61	$5.65
Class M	1.12%
Actual		$1,000.00	$1,030.20	$5.73
Hypothetical-C		$1,000.00	$1,019.56	$5.70
Class C	1.85%
Actual		$1,000.00	$1,027.10	$9.45
Hypothetical-C		$1,000.00	$1,015.88	$9.40
Class I	.80%
Actual		$1,000.00	$1,032.00	$4.10
Hypothetical-C		$1,000.00	$1,021.17	$4.08

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Markets Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Emerging Markets Income Fund
Class A	02/12/18	02/09/18	$0.048
Class M	02/12/18	02/09/18	$0.048
Class C	02/12/18	02/09/18	$0.048
Class I	02/12/18	02/09/18	$0.048

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $23,972,715, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Advisor Emerging Markets Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Markets Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

EMI-ANN-0218
1.540210.120

Item 2.

Code of Ethics

As of the end of the period, December 31, 2017, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Emerging Markets Income Fund (the “Fund”):

Services Billed by PwC

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Income Fund	$80,000	$6,500	$3,500	$3,100

December 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Income Fund	$73,000	$7,500	$3,500	$3,500

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2017A	December 31, 2016A
Audit-Related Fees	$8,470,000	$6,240,000
Tax Fees	$160,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	December 31, 2017A	December 31, 2016A,B
PwC	$10,730,000	$7,650,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 26, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 26, 2018